UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2022

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 18th Avenue South, Suite A Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, by the Registrant and any statements relating to the Registrant’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “should,” “could,” “potential,” or similar expressions. The forward-looking statements contained in this filing are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. This Current Report should be read in conjunction with the risks and cautionary statements discussed or identified in the Registrant’s public filings with the SEC from time to time, including the Registrant’s most recent Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Reports on Form 10-Q. The Registrant’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Registrant expressly disclaims any intent or obligation to update or revise publicly these forward-looking information or statements.

Item 1.01 Entry into Material Definitive Agreement.

As previously reported by American Rebel Holdings, Inc. (the “Company”), on July 7, 2022, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with one institutional buyer appearing on the signature page thereto (the “Buyer”) for the purchase and sale of, subject to customary closing conditions, (i) an aggregate of 509,311 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) prefunded warrants (the “Prefunded Warrants”) that are exercisable into 11,202,401 shares of Common Stock (the “Prefunded Warrant Shares”) and (iii) warrants (the “Warrants”) to initially acquire up to 23,423,424 shares of Common Stock (the “Warrant Shares”) (representing 200% of the Common Shares and Prefunded Warrant Shares) in a private placement offering (the “Private Placement”).

The closing of the Private Placement occurred on July 12, 2022. EF Hutton, a division of Benchmark Investments, LLC (the “Placement Agent”) acted as the sole placement agent for the Company in connection with the Private Placement. Pursuant to that certain Engagement Letter, dated as of July 8, 2022, between the Company and the Placement Agent, the Placement Agent is entitled to a cash fee of 10% of the gross proceeds of the Private Placement and the reimbursement of certain Placement Agent fees and expenses, including, but not limited to, up to $125,000 for fees and expenses including “road show”, diligence, and reasonable legal fees and disbursements for the Placement Agent’s counsel.

The foregoing summaries of the terms of the Purchase Agreement, the Warrant, the Prefunded Warrant, the Registration Rights Agreement and the Engagement Letter are subject to, and qualified in their entirety by, the forms of such documents, which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Common Shares, Prefunded Warrants and Warrants will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(D) of Regulation D thereunder.

Item 8.01 Other Events.

On July 12, 2022, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1#	Securities Purchase Agreement, dated July 7, 2022, between American Rebel Holdings, Inc. and the Armistice Capital Master Fund Ltd. (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2022)
10.2	Form of Warrant (incorporated herein by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2022)
10.3	Form of Prefunded Warrant (incorporated herein by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2022)
10.4	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.4 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2022)
10.5	Engagement Letter, dated July 8, 2022, between American Rebel Holdings, Inc. and EF Hutton.
99.1	Press Release
104	Cover Page Interactive Data File

# Certain schedules and exhibits have been omitted pursuant to Item 601(A)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 18, 2022	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer